Rule 497(e)
Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

DATED August 25, 2023

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, Steven J. Purdy, Managing Director of TCW Investment Management Company LLC (“TCW”), is a member of the Fund’s portfolio management team beginning on or about August 15, 2023.

Steven J. Purdy, Managing Director of TCW, is a Specialist Portfolio Manager and Co-Head of Global Credit. He oversees the firm’s proprietary credit research process within the corporate investment grade, high yield, and leveraged loan markets. Prior to joining TCW in 2016, Mr. Purdy was a Managing Director at TPG Capital where he sourced and executed opportunistic credit investments. Previously he was a Managing Director at Goldman Sachs where he held leadership roles in various credit businesses. Mr. Purdy holds a BA in Economics and Political Science from Yale University and an MBA from Harvard University.

As of July 31, 2023, Steven J. Purdy managed the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in Thousands)	Other Accounts Number of Accounts ($ Assets in Thousands)	Registered Investment Companies With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Accounts With Performance Fees Number of Accounts ($ Assets in Thousands)
Steven J Purdy	1 ($57,000)	12 ($4,955,000)	18 ($5,165,000)	NA	7 ($3,009,000)	NA

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE